an investment you can live with

Prospectus

May 1, 2009

200 Ameriprise Financial Center

Minneapolis, MN 55474

Toll-Free Telephone (800) 874-1092 (in the United States) or (800) 221-2450

For Retirement Plan Information — Toll-Free Telephone (800) 445-1777

Tri-Continental Corporation is a diversified, closed-end investment company—a publicly traded investment fund. The Corporation’s Common Stock is traded on the New York Stock Exchange under the symbol “TY.” The closing market price of the Common Stock on February 27, 2009 was $8.50 per share.

The Corporation invests primarily for the longer term, and over the years the Corporation’s objective has been to produce future growth of both capital and income while providing reasonable current income. Common stocks have made up the bulk of investments. However, assets may be held in cash or invested in all types of securities. See “Investment Objective and Other Policies and Related Risks.” No assurance can be given that the Corporation’s investment objective will be realized. Effective November 7, 2008, the Corporation’s manager is RiverSource Investments, LLC (“RiverSource Investments”). Prior to then, the Corporation was managed by J. & W. Seligman & Co. Incorporated (“Seligman”).

This Prospectus applies to all shares of Common Stock purchased under the Corporation’s various investment plans for which an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), is not available, and to all shares of Common Stock issued upon exercise of the Corporation’s outstanding Warrants. See “Investment Plans and Other Services.” The shares of Common Stock covered by this Prospectus also may be issued from time to time by the Corporation to acquire the assets of personal holding companies, private investment companies or publicly owned investment companies. See “Issuance of Shares in Connection with Acquisitions.”

This Prospectus sets forth concisely the information that a prospective investor should know about the Corporation before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Corporation, including a Statement of Additional Information (“SAI”) dated May 1, 2009, has been filed with the Securities and Exchange Commission. The SAI, as well as the Corporation’s most recent Annual and Mid-Year Reports are also available upon request and without charge by writing or calling the Corporation at the address or telephone numbers listed above. Investors may also write or call the Corporation in order to request other available information or to make stockholder inquiries. The SAI is incorporated herein by reference in its entirety and its table of contents appears on page 29 of this Prospectus. The 2008 Annual Report contains financial statements of the Corporation for the year ended December 31, 2008, which are incorporated by reference into the SAI. The SAI, as well as the Corporation’s most recent Annual and Mid-Year Reports are also available at www.tricontinental.com. The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus. The Securities and Exchange Commission maintains a web site (www.sec.gov) that contains the Prospectus, SAI, material incorporated by reference, and other information filed electronically by the Corporation.

The Securities and Exchange Commission has neither approved nor disapproved these securities, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

Common Stock

($0.50 par value)

CETRI 1 5/08

SUMMARY OF CORPORATION EXPENSES

The following table illustrates the expenses and fees that the Corporation expects to incur and that you can expect to bear as a stockholder of the Corporation. The total annual expenses in the fee and expense table below are based on expenses incurred during the Corporation’s most recently completed fiscal year adjusted to reflect expenses associated with the change in the Corporation’s transfer and stockholder service agent, and are expressed as a percentage (expense ratio) of the Corporation’s average net assets during the period. The expense ratios have not been adjusted to reflect the Corporation’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Corporation’s assets are lower than the Corporation’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Corporation’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Corporation at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Corporation a fee for its services (which would be reflected in the Corporation’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Corporation will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Corporation. Please see the “Management of the Corporation” section of the prospectus for such fees.

Stockholder Transaction Expenses
Automatic Dividend Investment and Cash Purchase Plan Fees	$2.00 (1)
Annual Expenses (as a percentage of net assets attributable to Common Stock)
Management Fees	0.40%
Other Expenses(2)	0.31%

Total Annual Expenses	0.71%

(1)

Stockholders participating in the Corporation’s investment plans pay a $2.00 fee per transaction. See “Investment Plans and Other Services—Automatic Dividend Investment and Cash Purchase Plan” for a description of the investment plans and services.

(2)

“Other Expenses” includes transfer and stockholder service agent fees and expenses. The Corporation’s Board approved RiverSource Service Corporation (“RSC”) as the Corporation’s new transfer and stockholder service agent for the Corporation, and the termination of the Corporation’s relationship with Seligman Data Corp. (“SDC”), the former transfer and stockholder service agent; this change is expected to occur on June 12, 2009. RSC is an affiliate of RiverSource Investments. Each of SDC and RSC hereinafter is referred to as (the “Service Agent”). “Other Expenses” is based on estimated fees and expenses of SDC from May 1, 2009 through June 12, 2009 and of RSC from June 13, 2009 through April 30, 2010, and includes non-recurring charges to the Corporation resulting from the termination of SDC as transfer and stockholder service agent for the Corporation (the “Non-Recurring Charges”). The fees and expenses charged to the Corporation by RSC are lower than the fees and expenses that are charged to the Corporation by SDC. The example of Corporation expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC.

The following example illustrates the costs you would pay on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Tri-Continental Corporation Common Stock	$7	$21	$35	$77

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see “Management of the Corporation” and “Investment Plans and Other Services—Automatic Dividend Investment and Cash Purchase Plan.”

The example does not represent actual costs, which may be more or less than those shown. Moreover, the Corporation’s actual rate of return may be more or less than the hypothetical 5% return shown in the example.

PROSPECTUS SUMMARY

The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

This Prospectus applies to shares of Common Stock of the Corporation. The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years the Corporation’s objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions the Manager (as defined below) believes is best suited to current and anticipated economic and market conditions. These may include preferred stock, debt securities, repurchase agreements, derivatives, including options, futures contracts and equity-linked notes, illiquid securities and securities of foreign issuers, each of which could involve certain risks. See “Investment Objective and Other Policies and Related Risks.”

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “Manager”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), became the investment manager of the Corporation. On November 7, 2008, RiverSource Investments completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). In addition, at a special meeting of stockholders held on October 7, 2008, stockholders approved, contingent at that time on the closing of the Acquisition, a new investment management services agreement (the “Management Agreement”) between the Corporation and RiverSource Investments. With the closing of the Acquisition and the approval of the Management Agreement by the Corporation’s Stockholders, RiverSource Investments became the new investment manager of the Corporation effective November 7, 2008.

The management fee rate for the year ended December 31, 2008 was equivalent to 0.42% of the Corporation’s average daily net investment assets. Effective November 7, 2008, the Corporation pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The fee paid to RiverSource Investments is equal to an annual rate of 0.40% of the Corporation’s average daily net assets. See “Management of the Corporation.”

Shares of Common Stock covered by this Prospectus may be purchased from time to time by the Service Agent, the Plan service agent for Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Accounts (“IRAs”), Retirement Plans for Self-Employed Individuals, Partnerships and Corporations, and, until terminated, the Seligman Data Corp. Employees’ Thrift Plan (collectively, the “Plans”), as directed by participants, and may be sold from time to time by the Plan service agent for participants in Systematic Withdrawal Plans. See “Investment Plans and Other Services” and “Description of Warrants.” Shares will be purchased for the Plans on the New York Stock Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Plan participants. Shares will be purchased for the Plans from the Corporation at net asset value when the net asset value is lower than the market price, all as more fully described in this Prospectus.

For 2009, the Board renewed a modified version of the Corporation’s stock repurchase program. The 2008 stock repurchase program allowed the Corporation to repurchase up to 5% of the Corporation’s outstanding Common Stock during the period January 1, 2008 through December 31, 2008 directly from Stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the NAV of a share of Common Stock over its market price (the discount) was greater than 5%. During 2008, the Corporation purchased 1,463,111 shares in the open market. On July 31, 2008, the Corporation suspended its open market purchases.

As approved for 2009, the amount of the Corporation’s outstanding Common Stock that the Corporation may repurchase from Stockholders and in the open market will remain at 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Corporation’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gains distributions in additional shares and increase the liquidity of the Corporation’s Common Stock in the marketplace.

THE CORPORATION

The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified management investment company of the closed-end type. The Corporation’s Common Stock is listed on the New York Stock Exchange under the symbol “TY.” The average weekly trading volume on that and other exchanges during 2008 was 1,124,125 shares. The Corporation’s Common Stock has historically been traded on the market at less than net asset value. As of February 27, 2009, the Corporation had 69,892,900 shares of Common Stock outstanding and net assets attributable to Common Stock of $625,751,430.

FINANCIAL HIGHLIGHTS

The Corporation’s financial highlights for the years presented below have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, which no longer serves as the Corporation’s independent auditors effective March 11, 2009. Effective March 18, 2009, Ernst & Young LLP serves as the Corporation’s independent auditors. This information below, which is derived from the financial and accounting records of the Corporation, should be read in conjunction with the financial statements and notes contained in the Corporation’s 2008 Annual Report, which may be obtained from the Corporation as provided on the cover page of this Prospectus.

“Per Share Operating Performance” data is designed to allow you to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value so that you can understand what effect the individual items have on your investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, using average shares outstanding.

Per Share Operating Performance, Total

(for a share of Common Stock

	2008	2007	2006
Per Share Operating Performance:
Net asset value, beginning of year	$23.03	$25.66	$22.16

Net investment income	0.52	0.84	0.33
Net realized and unrealized investment gain (loss)	(9.88)	(1.01)	3.47
Net realized and unrealized gain (loss) from foreign currency transactions	—	—	—

Increase (decrease) from investment operations	(9.36)	(0.17)	3.80
Dividends paid on Preferred Stock	(0.02)	(0.02)	(0.02)
Dividends paid on Common Stock	(0.50)	(0.87)	(0.28)
Distribution from net gain realized	(0.39)	(1.57)	—
Return of capital	(1.22)	—	—
Issuance of Common Stock in gain distributions	(0.25)	—	—

Net increase (decrease) in net asset value	(11.74)	(2.63)	3.50

Net asset value, end of year	$11.29	$23.03	$25.66

Adjusted net asset value, end of year*	$11.26	$22.98	$25.60
Market value, end of year	$9.86	$20.90	$22.38
Total investment return:
Based upon market value	(45.89)%	3.51%	22.10%
Based upon net asset value	(43.77)%	(0.52)%	17.38%
Ratios and Supplemental Data:
Expenses to average net investment assets	0.71%	0.65%	0.79%
Expenses to average net assets for Common Stock	0.73%	0.66%	0.80%
Net investment income to average net investment assets	2.90%	3.17%	1.37%
Net investment income to average net assets for Common Stock	2.96%	3.22%	1.40%
Portfolio turnover rate	111.03%	123.02%	121.81%
Net investment assets, end of year (000s omitted):
For Common Stock	$893,899	$2,373,429	$2,657,209
For Preferred Stock	37,637	37,637	37,637

Total net investment assets	$931,536	$2,411,066	$2,694,846

*	Assumes the exercise of outstanding warrants. Warrant exercise terms were: December 19, 1998 to June 24, 1999—17.85 shares at $1.26 per share; June 25, 1999 to December 16, 1999—18.14 shares at $1.24 per share; December 17, 1999 to June 21, 2000—19.56 shares at $1.15 per share; June 22, 2000 to December 17, 2000—19.90 shares at $1.13 per share; December 18, 2000 to December 16, 2001—21.63 shares at $1.04 per share;

The total investment return based on market value measures the Corporation’s performance assuming you purchased shares of the Corporation at the market value as of the beginning of the year, invested dividends and capital gains paid as provided for in the Corporation’s Automatic Dividend Investment and Cash Purchase Plan, and then sold your shares at the closing market value per share on the last day of the year. The computation does not reflect any sales commissions you may incur in purchasing or selling shares of the Corporation. The total investment return based on net asset value is similarly computed except that the Corporation’s net asset value is substituted for the corresponding market value.

The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

Investment Return, Ratios and Supplemental Data

outstanding throughout each year)

Year Ended December 31,

2005	2004	2003	2002	2001+	2000	1999

$21.87	$19.55	$15.72	$21.69	$25.87	$32.82	$34.13

0.26	0.26	0.18	0.25	0.32	0.35	0.48
-0.29	2.31	3.84	(5.95)	(3.02)	(3.25)	2.90
—	—	—	—	—	—	—

0.55	2.57	4.02	(5.70)	(2.70)	(2.90)	3.38
(0.02)	(0.02)	(0.02)	(0.01)	(0.01)	(0.02)	(0.02)
(0.24)	(0.23)	(0.17)	(0.26)	(0.28)	(0.33)	(0.48)
—	—	—	—	(1.11)	(3.30)	(3.79)
—	—	—	—	—	—	—
—	—	—	—	(0.08)	(0.40)	(0.40)

0.29	2.32	3.83	(5.97)	(4.18)	(6.95)	(1.31)

$22.16	$21.87	$19.55	$15.72	$21.69	$25.87	$32.82

$22.10	$21.82	$19.51	$15.69	$21.65	$25.82	$32.75
$18.58	$18.28	$16.40	$13.25	$18.75	$21.1875	$27.875

2.98%	12.95%	25.24%	(28.18)%	(5.22)%	(11.56)%	12.57%
2.66%	13.36%#	25.84%	(26.35)%	(10.20)%	(8.29)%	10.67%

0.64%	0.65%	0.68%	0.67%	0.59%	0.54%	0.56%
0.65%	0.66%	0.70%	0.68%	0.60%	0.54%	0.56%
1.18%	1.26%	1.03%	1.29%	1.36%	1.10%	1.36%

1.20%	1.28%	1.05%	1.31%	1.37%	1.11%	1.38%
70.77%	47.36%	138.65%	152.79%	124.34%	54.13%	42.83%

$2,392,304	$2,470,781	$2,310,999	$1,958,295	$2,873,655	$3,458,009	$4,109,863
37,637	37,637	37,637	37,637	37,637	37,637	37,637

$2,429,941	$2,508,418	$2,348,636	$1,995,932	$2,911,292	$3,495,646	$4,147,500

December 17, 2001 to July 25, 2007—22.50 shares at $1.00 per share; July 26, 2007 to September 19, 2007—22.73 shares at $0.99 per share; September 20, 2007 to December 18, 2007—22.96 shares at $0.98 per share; December 19, 2007 to March 26, 2008—23.20 shares at $0.97 per share; March 27, 2008 to June 19, 2008—23.44 shares at $0.96 per share; June 20, 2008 to September 18, 2008—23.68 shares at $0.95 per share; September 19, 2008 to December 10, 2008—23.94 shares at $0.94 per share; and subsequently, 24.19 shares at $0.93 per share.
#	Excluding the effect of a payment received from the Seligman (the Corporation’s predecessor investment manager), the total return would have been 13.33%.

Senior Securities—$2.50 Cumulative Preferred Stock

The following information is being presented with respect to the Corporation’s $2.50 Cumulative Preferred Stock. The first column presents the number of shares of Preferred Stock outstanding at the end of each year presented. “Year-End Asset Coverage Per Share” represents the total amount of net assets of the Corporation in relation to each share of Preferred Stock outstanding as of the end of the respective years. The “Involuntary Liquidation Preference Per Share” is the amount each share of Cumulative Preferred Stock would be entitled to upon involuntary liquidation of these shares.

Year	Total Shares Outstanding	Year-End Asset Coverage Per Share	Involuntary Liquidation Preference Per Share	Average Daily Market Value Per Share
2008	752,740	$1,238	$50	$42.08
2007	752,740	3,203	50	43.77
2006	752,740	3,580	50	43.48
2005	752,740	3,228	50	45.70
2004	752,740	3,332	50	45.40
2003	752,740	3,120	50	44.16
2002	752,740	2,654	50	40.61
2001	752,740	3,868	50	37.57
2000	752,740	4,644	50	34.72
1999	752,740	5,510	50	37.31

CAPITALIZATION AT FEBRUARY 27, 2009

Title of Class	Authorized	Outstanding	Amount Held by Corporation or for its Account
$2.50 Cumulative Preferred Stock, $50 par value	1,000,000 shs.	752,740 shs.	–0– shs.
Common Stock, $0.50 par value	159,000,000 shs.*	69,892,900 shs.	–0– shs.
Warrants to purchase Common Stock	9,491 wts.	9,491 wts.	–0– wts.

*	229,587 shares of Common Stock were reserved for issuance upon the exercise of outstanding Warrants.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows the high and low sale prices of the Corporation’s Common Stock on the composite tape for issues listed on the New York Stock Exchange for each calendar quarter since the beginning of 2007, as well as the net asset values and the range of the percentage discounts to net asset value per share that correspond to such prices.

	Market Price		Corresponding Net Asset Value		Corresponding Discount to Net Asset Value
2007	High	Low	High	Low	High	Low
1st Q	23.28	22.10	26.45	25.15	(11.98)	(12.13)
2nd Q	26.69	22.73	28.06	25.74	(4.88)	(11.69)
3rd Q	26.51	21.88	28.35	24.57	(6.49)	(10.95)
4th Q	24.78	20.57	26.91	22.90	(7.92)	(10.17)

2008
1st Q	20.51	16.80	22.68	18.74	(9.57)	(10.35)
2nd Q	19.27	16.52	21.13	18.62	(8.80)	(11.28)
3rd Q	17.81	14.41	18.67	14.76	(4.61)	(2.37)
4th Q	14.76	9.23	15.50	9.57	(4.77)	(3.55)

2009
1st Q	10.47	7.08	11.69	8.27	(10.44)	(14.39)

The Corporation’s Common Stock has historically been traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Corporation’s Common Stock on March 31, 2009 were $8.42, $9.74 and (13.55)%, respectively.

INVESTMENT OBJECTIVE AND OTHER POLICIES AND RELATED RISKS

The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the 1940 Act as a diversified management investment company of the closed-end type.

The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years, the Corporation’s investment objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants (subject to limitations as set forth in the SAI), derivatives (including options, futures contracts and equity-linked notes), and other securities, in whatever amounts or proportions the Manager believes best suited to current and anticipated economic and market conditions.

The management’s present investment policies, in respect to which it has freedom of action, are:

(1)  it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Corporation’s total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);

(2)  it does not make investments with a view to exercising control or management except that, as of the date hereof, it has an investment in SDC;

(3)  it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Corporation and all investments in investment company securities do not exceed 10% of total assets; and

(4)  it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 2008 are shown under “Financial Highlights.”

The foregoing investment objective and policies may be changed by management without stockholder approval, unless such a change would change the Corporation’s status from a “diversified” to a “non-diversified” company under the 1940 Act.

The Corporation’s stated fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans may not be changed without a vote of stockholders. A more detailed description of the Corporation’s investment policies, including a list of those restrictions on the Corporation’s investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, management has reserved freedom of action.

Repurchase Agreements:  The Corporation may enter into repurchase agreements with respect to debt obligations which could otherwise be purchased by the Corporation. A repurchase agreement is an instrument under which the Corporation may acquire an underlying debt instrument and simultaneously obtain the commitment of the seller to repurchase the security at an agreed upon price and date within a number of days (usually not more than seven days from the date of purchase). The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Corporation will make payment for such securities only upon physical delivery or evidence of book transfer to the account of the Corporation’s custodian. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Corporation’s ability to dispose of the underlying securities.

Illiquid Securities:  The Corporation may invest up to 15% of its net investment assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the 1933 Act) and other securities that are not readily marketable. The Corporation may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the Corporation’s Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Board of Directors will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. This investment practice could have the effect of increasing the level of illiquidity in the Corporation, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Foreign Securities:  The Corporation may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs and ADSs are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs and ADSs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such receipts. The Corporation may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts or to commercial paper and certificates of deposit issued by foreign banks.

Leverage:  Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Corporation’s assets and income. Any gain in the value of securities purchased or income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Corporation’s Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them that is less than the asset or income claims of the senior securities or cost of borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called “leverage.” As of February 27, 2009, the only senior securities of the Corporation outstanding were 752,740 shares of its $2.50 Cumulative Preferred Stock, $50 par value. The dividend rate as of February 27, 2009 on such preferred stock was $2.50 per annum payable quarterly. Based on its February 27, 2009 net asset value, the Corporation’s portfolio requires an annual return of 0.30% in order to cover dividend payments on the Preferred Stock. For a description of such payments, see “Description of Capital Stock.” The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Corporation’s Common Stock.

Assumed return on portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder	-10.90%	-5.60%	-0.30%	5.00%	10.30%

The purpose of the table above is to assist you in understanding the effects of leverage. The percentages appearing in the table are hypothetical. Actual returns may be greater or less than those shown above.

Equity-Linked Securities:  The Corporation may invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Corporation may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the 1933 Act. The Corporation may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

Futures Contracts:  The Corporation may invest in futures contracts. The Corporation intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which an investment company registered as such under the 1940 Act is exempt from the definition of a “commodity pool operator.” The Corporation, therefore, is not subject to registration or regulation as a pool operator, meaning that the Corporation may invest in futures contracts without registering with the CFTC.

Other Risks:  Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Corporation’s net asset value and market price will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Corporation may not invest 25% or more of its total assets in securities of companies in any one industry. The Corporation may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Corporation is invested falls out of favor, the Corporation’s performance may be negatively affected.

The Corporation’s investments in ELSs may subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk.

The Corporation’s performance may be affected by the broad investment environment in the U.S. or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities or illiquid securities in the Corporation’s portfolio involve higher risk and may subject the Corporation to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Corporation. Derivative instruments in which the Corporation invests will typically increase the Corporation’s exposure to risks to which it is otherwise exposed, and may expose the Corporation to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk, and liquidity risk. When derivatives are purchased over-the-counter, there is a risk that the counterparty will be unable or unwilling to perform its obligations in connection with the derivative instrument. Such over-the-counter transactions may also be illiquid and, in such cases, the Corporation may have difficulty closing out its position.

The Corporation may actively and frequently trade securities in its portfolio to carry out its principal investment strategies. A high portfolio turnover rate increases transaction costs which may increase the Corporation’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Corporation due to an increase in short-term capital gains.

An investment in the Corporation is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MANAGEMENT OF THE CORPORATION

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and stockholders having approved the Management Agreement between the Corporation and RiverSource Investments at a special meeting held on October 7, 2008, RiverSource Investments is the new investment manager of the Corporation effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other Seligman mutual funds RiverSource funds, RiverSource Partners funds and

Threadneedle funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Corporation pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The Corporation’s previous fee structure has been eliminated. The fee paid to RiverSource Investments is equal to an annual rate of 0.40% of the Corporation’s average daily net assets.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Corporation at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table above. Effective in the second half of 2009, Ameriprise Financial will charge the Corporation a fee for its services (which would be reflected in the Corporation’s “Other Expenses” in the fee table above). There will be no net impact to the fees that the Corporation will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Corporation.

When effective, the Corporation will pay investment management fees of 0.355% of the Corporation’s average daily net assets and administrative service fees as follows (also a percentage of the Corporation’s average daily net assets):

ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
	0–500,000,000	500,000,001– 1,000,000,000	1,000,000,001– 3,000,000,000	3,000,000,001– 12,000,000,000	12,000,000,001 or more
Tri-Continental Corporation	0.060%	0.055%	0.050%	0.040%	0.030%

The Management Agreement provides that it is effective on November 7, 2008 and will continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party). The Management Agreement may be terminated by either the Corporation or RiverSource Investments at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of the Corporation. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Under the Management Agreement, the Corporation also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

On July 16, 2008, the Corporation’s Board met to discuss, prior to stockholder approval, the Management Agreement between the Corporation and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Corporation’s proxy statement, dated October 7, 2008, and is available in the Corporation’s Annual Report for 2008.

Portfolio Managers.  Effective November 7, 2008, the portfolio managers responsible for the Corporation’s day-today management are:

Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

•	Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.

•

Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

•	Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

•	MS and Ph.D., MIT.

Gina K. Mourtzinou, Ph.D., Portfolio Manager

•	Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.

•

Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

•	Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

•	Ph.D., MIT.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Corporation.

Administration Services. Ameriprise Financial, Inc. serves as administrator to the Corporation and is located at 200 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial provides or compensates others to provide administrative services to the Corporation and the other funds in the RiverSource Family of Funds.

Board Services Corporation. The Corporation has an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds in the RiverSource Family of Funds, which includes the Corporation, for purposes of administering the payment of compensation to each in dependent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Transfer and Stockholder Service Agent and Dividend paying Agent. Seligman Data Corp. will serve as transfer and stockholder service agent to the Corporation through on or about June 12, 2009, and is located at 100 Park Avenue, New York, New York 10017. In connection with the termination of the relationship between SDC and the Corporation, as approved by the Corporation’s Board, effective on or about June 13, 2009, RiverSource Service Corporation will serve as the Corporation’s transfer and stockholder service agent and dividend paying agents. RSC is located at 734 Ameriprise Financial Center, Minneapolis, MN 55474.

Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP serves as auditors of the Corporation. Their address is 220 S. 6th Street #1400, Minneapolis, MN 55402.

On March 11, 2009, the Audit Committee of the Board of Directors recommended, and the Board of Directors, including a majority of those members who are not “interested persons” of the Corporation (as defined in the 1940 Act), approved Ernst & Young LLP as the independent registered public accounting firm to serve as auditors for the Corporation for 2009. Ernst & Young LLP began service as the Corporation’s independent registered public accounting firm effective March 18, 2009. Prior to March 11, 2009, the Corporation’s independent registered public accounting firm was Deloitte & Touche LLP.

The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. Ernst & Young LLP has served as the independent registered public accounting firm for the funds in the RiverSource Family of Funds since July 2007. In connection with the Acquisition of Seligman and the Corporation becoming part of the RiverSource Family of Funds, the Audit Committee and Board determined that it would be in the best interest of the Corporation if one independent registered public accounting firm were to perform audit and accounting services for all funds in the RiverSource Family of Funds, which includes the Corporation. Ernst & Young LLP was chosen due to the fact that the firm is familiar with RiverSource Investments and with the management and operations of the funds advised by RiverSource Investments.

The reports of Deloitte & Touche LLP on the Corporation’s financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Corporation’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding the appointment of Ernst & Young LLP, (a) there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the Corporation’s financial statements and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Corporation has furnished a copy of the above disclosure to Deloitte & Touche LLP.

During the Corporation’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding Ernst & Young LLP’s appointment, neither the Corporation nor anyone on behalf of the Corporation consulted with Ernst & Young LLP on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, and neither a written report was provided to the Corporation nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

DESCRIPTION OF CAPITAL STOCK

(a)  Dividend Rights:  Common Stockholders are entitled to receive dividends only if and to the extent declared by the Board of Directors and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $0.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Corporation, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $881.30 at February 27, 2009.

(b)  Voting Rights:  The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Corporation’s fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.

Consistent with the requirements of Maryland law, the Corporation’s Charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Corporation; (ii) a merger or consolidation of the Corporation (in which the Corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company’s Articles of Incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company’s stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the Charter of this Corporation which makes any class of the Corporation’s stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Corporation.

(c)  Liquidation Rights:  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment to the Preferred Stockholders of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Corporation available for distribution to stockholders.

(d)  Other Provisions:  Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Corporation’s Board of Directors (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three-year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of management while providing for the election of a portion of the Board of Directors each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Corporation.

The Board of Directors may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Corporation’s Charter. Stockholder approval of such action is not required.

DESCRIPTION OF WARRANTS

The Corporation’s Charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.50 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the Charter requiring such adjustments whenever the Corporation issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 24.19 shares of Common Stock at $0.93 per share. There were 9,491 Warrants outstanding at February 27, 2009. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Corporation issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.

COMPUTATION OF NET ASSET VALUE

Net asset value of the Common Stock is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.

Net asset value per share of Common Stock is determined by dividing the current value of the assets of the Corporation less its liabilities and the prior claim of the Preferred Stock by the total number of shares of Common Stock outstanding.

Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Corporation is materially affected by events that occur after the close of a securities market but prior to the time as of which the Corporation’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Corporation has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Corporation uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Corporation’s securities may be listed on foreign exchanges that trade on weekends or other days when the Corporation does not price its shares. In that event, the NAV of the Corporation’s shares may change on days when shareholders will not be able to purchase or sell the Corporation’s shares.

DIVIDEND POLICY AND TAXES

Distributions:  Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. In addition, substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements.

For stockholder accounts established after June 1, 2007, unless the Service Agent is otherwise instructed by you, distributions on the Common Stock are paid in book shares of Common Stock which are entered in your Corporation account as “book credits.” You may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Service Agent by the record date for a distribution. If you hold your shares of Common Stock through a financial intermediary (such as a broker), you should contact the financial intermediary to discuss your reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to you in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date. Distributions received by you will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below your cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.

Distributions described above are subject to applicable law and the Board’s right to suspend, modify or terminate the distribution policy described below in the event the Board determines that such action would be in the best interests of the Corporation. In addition, distributions will be made only when, as and if authorized by the Board and declared by the Corporation and after paying dividends on the Preferred Stock and interest and required principal payments on borrowings, if any.

Distribution Policy: Effective January 8, 2009, the Corporation eliminated its level rate distribution policy, which called for quarterly distributions to holders of its Common Stock equal to 2.75% of the net asset value

(NAV) attributable to the Corporation’s Common Stock at the end of the prior calendar quarter (or approximately 11% annually), consisting of distributions of income, and one or both of net realized capital gains and returns of capital (the “Level Distribution Policy”).

In place of the Level Distribution Policy, effective January 8, 2009, the Corporation adopted an earned distribution policy. Under this new policy, the Corporation intends to make distributions to holders of Common Stock that are approximately equal to all distributions received by the Corporation from its underlying portfolio investments, less the Corporation’s expenses and dividends payable on the Corporation’s Preferred Stock.

In its decision to terminate the Level Distribution Policy, the Board of Directors of the Corporation considered market conditions and other factors. In its determination, the Board considered that the 11% annual distribution rate under the Level Distribution Policy was not dependent upon the amount of the Corporation’s earned income or realized capital gains, and resulted in over half of the 2008 distributions to Stockholders being deemed a return of capital. The Board also took into account that the Corporation, prior to the Level Distribution Policy, had a long history of paying dividends based upon distributions received by the Corporation from its portfolio investments. The Board also considered potential adverse tax consequences associated with maintaining the Level Distribution Policy. In certain situations, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Corporation’s capital loss carryforwards from prior years could effectively be forfeited. The change in the distribution policy being implemented by the Corporation is driven largely by market factors and is consistent with the experience of other closed-end funds, many of which have reduced or are expected to reduce distributions to their stockholders.

Taxes:  The Corporation intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Corporation will generally be exempt from federal income taxes on its investment company taxable income and net capital gains realized during the year, if any, which it distributes to stockholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to stockholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Corporation must meet to qualify for such treatment. The information set forth below relates solely to the U.S. Federal income taxes on dividends and distributions by the Corporation and assumes that the Corporation qualifies as a regulated investment company.

Dividends on Common Stock or Preferred Stock from net investment income (other than “qualified dividend income”) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares. For taxable years beginning before January 1, 2011, qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). The amount of dividend income that may be designated as “qualified dividend income” by the Corporation will generally be limited to the aggregate of the eligible dividends received by the Corporation. In addition, the Corporation must meet certain holding period requirements with respect to the shares on which the

Corporation received the eligible dividends, and the non-corporate U.S. stockholder must meet certain holding period requirements with respect to the Corporation’s shares.

If for any year the Corporation does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders. Such distributions will generally be taxable to the stockholders as qualified dividend income and generally will be eligible for the dividends received deduction in the case of corporate stockholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gains, whether received in cash or invested in additional shares, regardless of how long you have held your shares. Individual stockholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Corporation’s capital gains from such assets held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Stockholders receiving distributions in the form of additional shares issued by the Corporation will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

At December 31, 2008, the Corporation had a capital loss carryforward for federal income purposes of $217,818,492, all of which expires in 2016 and is available for offset against future taxable net gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Corporation will be able to utilize all of its capital loss carryforward before it expires.

Dividends declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Corporation and received by each stockholder in December, to the extent the Corporation has earnings and profits as defined in the Internal Revenue Code. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Distributions of Common Stock will be treated as if the stockholder received cash in amount equal to the fair market value of the distributed Common Stock on the date of such distribution. A stockholder will have a tax basis in the distributed shares of Common Stock equal to the fair market value of the Common Stock on the relevant distribution date and a stockholder’s holding period with respect to such Common Stock will begin the day following the distribution date for the Common Stock.

Any gain or loss you realize upon a sale or redemption of Common or Preferred Stock by a stockholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if you held your shares for one year or less. Capital gain of a non-corporate U.S. stockholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate stockholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of the Corporation if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, you acquire (such as through the Automatic Dividend Investment and Cash Purchase Plan), or enter into a contract or option to acquire, securities that are substantially identical to the shares of the Corporation.

The Corporation is subject to a 4% nondeductible excise tax on amounts required to be paid but not distributed under a prescribed formula. The formula requires payment to stockholders during a calendar year of distributions representing at least 98% of the Corporation’s ordinary income for the calendar year, at least 98% of its net capital gain income realized during the one-year period ending on October 31 during such year, and all ordinary income and net capital gain income for prior years that was not previously distributed. The Corporation intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gain income prior to the end of each calendar year to avoid liability for the excise tax, but there is no assurance that the Corporation will be able to do so.

The tax treatment of the Corporation and of stockholders under the tax laws of the various states may differ from the federal tax treatment. You are urged to consult your own tax advisor regarding specific questions as to federal, state or local taxes, including questions regarding the alternative minimum tax.

The Corporation is required to withhold and remit to the U.S. Treasury Department a portion of taxable dividends and other reportable payments paid on your account if you provide the Corporation with either an incorrect Taxpayer Identification Number (this is your Social Security Number for individuals) or no number at all or you fail to certify that you are not subject to such withholding. You should be aware that, under regulations promulgated by the U.S. Treasury Department, the Corporation may be fined on an annual basis for each account for which a certified Taxpayer Identification Number or Social Security Number is not provided. The Corporation may charge you a service fee equal to such fine for accounts not having a certified Taxpayer Identification Number or Social Security Number, as applicable. Certificates will not be issued unless an account is certified.

INVESTMENT PLANS AND OTHER SERVICES

Automatic Dividend Investment and Cash Purchase Plan

The Automatic Dividend Investment and Cash Purchase Plan is available for any Common stockholder who wishes to purchase additional shares of the Corporation’s Common Stock with dividends or other cash payments on shares owned, with cash dividends paid by other corporations in which stock is owned or with cash funds. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional shares of the Corporation. Details of the services offered under the Plan are given in the Authorization Form appearing in this Prospectus. Under the Plan, you appoint the Corporation as your purchase agent to receive or invest such dividends and cash funds forwarded by you for your accounts in additional shares of the Corporation’s Common Stock (after deducting a service charge), as described under “Method of Purchase” below. Funds forwarded by you under the Plan should be made payable to Tri-Continental Corporation and mailed to Tri-Continental Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks (i.e., checks made payable to a party other than Tri-Continental Corporation) may not be used to purchase shares under this Plan. You should direct all correspondence concerning the Plan to RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041. At present, a service fee of $2.00 will be charged for each cash purchase transaction. There is no charge for Automatic Dividend Investment. As of February 27, 2009, 18,983 stockholders, owning approximately 73,184,233 shares of Common Stock, were using the Plan. You may choose one or more of the services under the Plan and you may change your choices (or terminate participation) at any time by notifying RSC in writing. The Plan may be amended or terminated by written notice to Planholders.

Automatic Check Service

The Automatic Check Service enables you, if you are an Automatic Dividend Investment and Cash Purchase Planholder, to authorize checks to be drawn on your regular checking account at regular intervals for fixed amounts to be invested in additional shares of Common Stock for your account. An Authorization Form to be used to start the Automatic Check Service is included in this Prospectus.

Share Keeping Service

You may send certificates for shares of the Corporation’s Common Stock to RSC to be placed in your account. Prior to on or about June 13, 2009, certificates should be sent to Seligman Data Corp., 101 Sabin Street, Pawtucket, RI 02860-1427 and after on or about June 13, 2009, certificates should be sent to RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041, in each case with a letter requesting that they be placed in your account. You should not sign the certificates and they should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. When your certificates are received by the Service Agent, the shares will be entered in your Corporation account as “book credits” and shown on the Statement of Account received from the Service Agent. If you use the Share Keeping Service you should keep in mind that you must have a stock certificate for delivery to a broker if you wish to sell shares. A certificate will be issued and sent to you on your written or telephone request to the Service Agent, usually within two business days of the receipt of your request. You should consider the time it takes for a letter to arrive at the Service Agent and for a certificate to be delivered to you by mail before you choose to use this service.

Tax-Deferred Retirement Plans

Shares of the Corporation may be purchased for:

—Individual Retirement Accounts (IRAs) (available to current stockholders only);

—Savings Incentive Match Plans for Employees (SIMPLE IRAs);

—Simplified Employee Pension Plans (SEPs);

—Section 401(k) Plans for corporations and their employees; and

—Money Purchase Pension and Profit Sharing Plans for sole proprietorships, partnerships and corporations.

These types of plans may be established only upon receipt of a written application form. The Corporation may register an IRA investment for which an account application has not been received as an ordinary taxable account.

For more information, prior to on or about June 13, 2009, write to Retirement Plan Services, Seligman Data Corp., P.O. Box 9759, Providence, RI 02940-9759, and after on or about June 13, 2009, write Retirement Plan Services, RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041. You may also telephone toll-free by dialing (800) 445-1777 or (800) 221-2450 in the United States.

Seligman Data Corp. Employees’ Thrift Plan

As of the date hereof, SDC has an Employees’ Thrift Plan (“Thrift Plan”) which provides a systematic means by which savings, through payroll deductions, of eligible employees of SDC may be combined with matching contributions made by the company and invested by the Plan trustee, in certain investment companies for which the Manager serves as investment adviser, as designated by the employee. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under “Method of Purchase.”

Method of Purchase

Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the “Issuance Date”), shares previously purchased by the Corporation are insufficient to satisfy Cash Purchase investments and on the last trading day immediately preceding the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.

Shares will be issued on the dividend payable date or the Issuance Date at a price equal to the lower of (1) the closing sale or bid price, plus commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or Issuance Date or (2) the greater of the net asset value per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the New York Stock Exchange on such trading day. In the past, the Common Stock ordinarily has been priced in the market at less than net asset value per share.

The net proceeds to the Corporation from the sale of any shares of Common Stock to the Plans will be added to its general funds and will be available for additional investments and general corporate purposes. The Manager anticipates that investment of any proceeds, in accordance with the Corporation’s investment objective and policies, will take up to thirty days from their receipt by the Corporation, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Corporation’s objective and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments.

If you are participating in the Automatic Dividend Investment and Cash Purchase Plan and your shares are held under the Plan in book credit form, you may terminate your participation in the Plan and receive a certificate for all or a part of your shares or have all or a part of your shares sold for you by the Corporation and retain unsold shares in book credit form or receive a certificate for any shares not sold. Instructions must be signed by all registered stockholders and should be sent, prior to on or about June 13, 2009, to Seligman Data Corp., 101 Sabin Street, Pawtucket, RI 02860-1427 and after on or about June 13, 2009, to RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041. If you elect to have shares sold, you will receive the proceeds from the sale, less any brokerage commissions. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Plan to have shares sold in the above manner. All other stockholders of the Corporation must sell shares through a registered broker/dealer. As an additional measure to protect you and the Corporation, the Service Agent may confirm written instructions by telephone before sending your money when the value of the shares being sold is $25,000 or more, or when proceeds are directed to be paid to an address or payee different from that on our records. This will not affect the date on which your instruction to sell shares is actually processed. Whenever the value of the shares being sold is $50,000 or more, or the proceeds are to be paid or mailed to an address or payee different from that on our records, the signature of all stockholders must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Signature Program. Notarization by a notary public is not an acceptable signature guarantee. The Corporation reserves the right to reject a signature guarantee where it is believed that the Corporation will be placed at risk by accepting such guarantee.

Systematic Withdrawal Plan

This Plan is available if you wish to receive fixed payments from your investment in the Common Stock in any amount at specified regular intervals. You may start a Systematic Withdrawal Plan if your shares of the Corporation’s Common Stock have a market value of $5,000 or more. Shares must be held in your account as book credits. The Service Agent will act for you, make payments to you in specified amounts on either the 1st or 15th day of each month, as designated by you, and maintain your account.

Payments under the Systematic Withdrawal Plan will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the New York Stock Exchange, to the agent or a trustee for one of the other Plans, or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate the investment. Sales of shares may result in gain or loss for income tax purposes. Withdrawals under this Plan or any similar withdrawal plan of any other investment company, concurrent with purchases of shares of the Common Stock or of shares of any other investment company, will ordinarily be disadvantageous to the Planholder because of the payment of duplicative commission or sales loads.

Limitations on Purchases and Sales under Plans

Purchases and sales of shares of the Corporation’s Common Stock through the foregoing plans (other than retirement plans) are limited to a total of 12,500 shares transacted per calendar quarter, subject to a maximum 40,000 shares per calendar year, per account (including any related accounts, e.g., those under the same social security number or tax identification number or otherwise under common control).

Stockholder Information

The Service Agent maintains books and records for all of the Plans, and confirms transactions to stockholders. To insure prompt delivery of checks, account statements and other information, you should notify the Service Agent immediately, in writing, of any address changes. If you close your account during any year, it is important that you notify the Service Agent of any subsequent address changes to ensure that you receive a year-end statement and tax information for that year. You will be sent reports quarterly regarding the Corporation.

General information about the Corporation may be requested by writing the Corporate Communications/Investor Relations Department, Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, MN 55474 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 in the U.S. You may call (800) 221-2450 outside the U.S. Information about your account (other than a retirement plan account), may be requested by writing, prior to on or about June 13, 2009, Stockholder Services, Seligman Data Corp., at P.O. Box 9759, Providence, RI 02940-9759, and after on or about June 13, 2009, Stockholder Services, RiverSource Service Corporation, at c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041, or by telephone by dialing toll-free (800) 874-1092 in the U.S. or (800) 221-2450 outside the U.S. For information about a retirement account, call Retirement Plan Services toll-free at (800) 445-1777 or (800) 221-2450, or write Retirement Plan Services at the above address. The Service Agent may be telephoned Monday through Friday (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Your call will be answered by a service representative.

24-hour automated telephone access is available by dialing (800) 221-2450, option 1 (within the United States) on a touchtone telephone, which provides instant access to price, account balance, most recent transaction and other information. In addition, you may request Account Statements and Form 1099-DIV.

ISSUANCE OF SHARES IN CONNECTION WITH ACQUISITIONS

The Corporation may issue shares of its Common Stock in exchange for the assets of another investment company in transactions in which the number of shares of Common Stock of the Corporation to be delivered will be generally determined by dividing the current value of the seller’s assets by the current per share net asset value or market price on the New York Stock Exchange of the Common Stock of the Corporation, or by an intermediate amount. In such acquisitions, the number of shares of the Corporation’s Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its net asset value per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Corporation, as required by law. The Corporation is not presently seeking to acquire the assets of any investment company, but it may acquire the assets of companies from time to time in the future.

Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Corporation has been advised that such sellers may be deemed to be underwriters as that term is defined in the 1933 Act.

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

Additional Investment Policies	3
Directors and Officers	8
Management of the Corporation	17
Portfolio Managers	18
Holdings of Preferred Stock, Common Stock and Warrants	19
Securities Transactions	19
Financial Statements	23
Information Regarding Pending and Settled Legal Proceedings	23
Custodian, Transfer and Stockholder Service Agent and Dividend Paying Agent and Experts	24
Report of Independent Registered Public Accounting Firm on Financial Highlights—Senior Securities—$2.50 Cumulative Preferred Stock	25

FOR USE PRIOR TO ON OR ABOUT JUNE 13, 2009

To: Seligman Data Corp. P.O. Box 9759 Providence, Rhode Island 02940-9759

AUTHORIZATION FORM

for

AUTOMATIC DIVIDEND

INVESTMENT

AND CASH PURCHASE PLAN

•AUTOMATIC DIVIDEND INVESTMENT

•AUTOMATIC INVESTMENT OF OTHER CORPORATIONS’ DIVIDENDS

•CASH PURCHASE PLAN

•AUTOMATIC CHECK SERVICE

Date

Gentlemen:

I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION

Stockholder’s Name (print or type)	Stockholder’s Signature*
Co-Holder’s Name	Co-Holder’s Signature*
Address (street and number)	Taxpayer Identification Number
City State Zip Code	Stockholder Account Number, if known

*	If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.

Date	Stockholder’s Signature

I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

☐ Distribution Payment Options:

I wish to have my quarterly distributions paid as follows:

☐ Credited to my account in additional full and fractional shares.

☐ Credited 75% to my account in shares and 25% paid to me in cash.

☐ Credited 50% to my account in shares and 50% paid to me in cash.

☐ 100% paid to me in cash.

☐ Automatic Investment of Other Corporation’s Dividends

I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Common Stock for my account.

Note:  Checks in payment of dividends from other corporations should indicate your name and Tri-Continental account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

☐ Cash Purchases

I intend to send funds from time to time to be invested in shares of Tri-Continental Common Stock for my account.

Note:  Your checks should indicate your name and Tri-Continental account number. Make all checks payable to Tri-Continental Corporation and mail to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

☐ Automatic Check Service

I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock

5/08

AUTHORIZATION FORM for AUTOMATIC CHECK SERVICE

To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked “void”) to:

Seligman Data Corp.

P.O. Box 9759

Providence, Rhode Island 02940-9759

Date

Gentlemen:

I own shares of Tri-Continental Corporation Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

1.  Stockholder Account Number (if known)

2.  AUTOMATIC CHECK SERVICE

Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest $                                     in shares of Tri-Continental Common Stock every:

☐  month                                                 ☐  3 months

I have completed the “Bank Authorization to Honor Pre-Authorized Checks” which appears below and have enclosed one of my bank checks marked “void.” I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

To:

(Name of Bank)

(Address of Bank or Branch, Street, City, State and Zip)

Please honor pre-authorized checks drawn on my account by Seligman Data Corp., 100 Park Avenue, New York, NY 10017, to the order of Tri-Continental Corporation, and charge them to my checking account. Your authority to do so shall continue until you receive written notice from me revoking it. You may terminate your participation in this arrangement at any time by written notice to me. I agree that your rights with respect to each pre-authorized check shall be the same as if it were a check drawn and signed by me. I further agree that should any such check be dishonored, with or without cause, intentionally or inadvertently, you shall be held under no liability whatsoever.

Checking Account No.
Name(s) of Depositor(s)—Please Print	Signature(s) of Depositor(s)—As carried by Bank
Address (Street)	City State Zip Code

5/08

TERMS AND CONDITIONS

The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Common stockholders with four ways to add to their investments: 1) with Tri-Continental distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and 4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:

1.  Seligman Data Corp. (“SDC”), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the “Corporation”), as purchase agent, will purchase shares for Planholders except that Automatic Dividend Investment requirements are satisfied by newly issued shares. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

2.  Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the other Plans for the purchase of Tri-Continental Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

3.  Shares will be issued under the Plan in accordance with the current Prospectus, as amended from time to time.

4.  No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by written or telephone request to SDC. The shares acquired will be held in each Planholder’s account as book credits.

5.  Certificates held by a Planholder, or subsequently received, may be sent to SDC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder’s request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written or telephone request to SDC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

6.  A service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

7.  Applications for the Automatic Check Service are subject to acceptance by the Planholder’s bank and SDC. SDC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder’s check and will arrange with the Planholder’s bank to start the Service in accordance with the Planholder’s instructions. A minimum of 30 days from the date of receipt of an application by SDC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder’s account by SDC. If any check is dishonored or if the value of shares held by SDC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

If a Planholder’s check is not honored by the Planholder’s bank at any time, SDC is authorized to sell exactly enough full and fractional shares from the Planholder’s account to equal the amount of the dishonored check.

8.  A Planholder or SDC may terminate a Plan account at any time upon notice in writing before the record date of a distribution by Tri-Continental. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder’s request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a distribution, the distribution payment will be made in cash.

9.  In acting under this Plan, the Corporation and SDC will be liable only for willful misfeasance or gross negligence.

10.  A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to SDC. Any change relating to Automatic Dividend Investment will be effective for the distributions having a record date after the date that the change request is received by SDC.

11.  All additional shares registered in a Planholder’s name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.

FOR USE AFTER ON OR ABOUT JUNE 13, 2009

To:RiverSource Service Corporation c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041

AUTHORIZATION FORM

for

AUTOMATIC DIVIDEND

INVESTMENT

AND CASH PURCHASE PLAN

•AUTOMATIC DIVIDEND INVESTMENT

•AUTOMATIC INVESTMENT OF OTHER CORPORATIONS’ DIVIDENDS

•CASH PURCHASE PLAN

•AUTOMATIC CHECK SERVICE

Date

Gentlemen:

I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION

Stockholder’s Name (print or type)	Stockholder’s Signature*
Co-Holder’s Name	Co-Holder’s Signature*
Address (street and number)	Taxpayer Identification Number
City State Zip Code	Stockholder Account Number, if known

*	If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint RiverSource Service Corporation as my agent to act in accordance with my instructions herein.

Date	Stockholder’s Signature

I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

☐ Distribution Payment Options:

I wish to have my quarterly distributions paid as follows:

☐ Credited to my account in additional full and fractional shares.

☐ Credited 75% to my account in shares and 25% paid to me in cash.

☐ Credited 50% to my account in shares and 50% paid to me in cash.

☐ 100% paid to me in cash.

☐ Automatic Investment of Other Corporation’s Dividends

I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Corporation Common Stock for my account.

Note:  Checks in payment of dividends from other corporations should indicate your name and Tri-Continental Corporation account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041.

☐ Cash Purchases

I intend to send funds from time to time to be invested in shares of Tri-Continental Corporation Common Stock for my account.

Note:  Your checks should indicate your name and Tri-Continental Corporation account number. Make all checks payable to Tri-Continental Corporation and mail to RiverSource Service Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041.

☐ Automatic Check Service

I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock

5/09

AUTHORIZATION FORM for AUTOMATIC CHECK SERVICE

To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked “void”) to:

RiverSource Service Corporation

c/o Boston Financial

P.O. Box 8041

Boston, MA 02266-8041

Date

Gentlemen:

I own shares of Tri-Continental Corporation Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

1.  Stockholder Account Number (if known)

2.  AUTOMATIC CHECK SERVICE

Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest $                                     in shares of Tri-Continental Corporation Common Stock every:

☐  month                                                 ☐  3 months

I have completed the “Bank Authorization to Honor Pre-Authorized Checks” which appears below and have enclosed one of my bank checks marked “void.” I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

To:

(Name of Bank)

(Address of Bank or Branch, Street, City, State and Zip)

Please honor pre-authorized checks drawn on my account by RiverSource Service Corporation, to the order of Tri-Continental Corporation, and charge them to my checking account. Your authority to do so shall continue until you receive written notice from me revoking it. You may terminate your participation in this arrangement at any time by written notice to me. I agree that your rights with respect to each pre-authorized check shall be the same as if it were a check drawn and signed by me. I further agree that should any such check be dishonored, with or without cause, intentionally or inadvertently, you shall be held under no liability whatsoever.

Checking Account No.
Name(s) of Depositor(s)—Please Print	Signature(s) of Depositor(s)—As carried by Bank
Address (Street)	City State Zip Code

5/09

TERMS AND CONDITIONS

The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Corporation Common stockholders with four ways to add to their investments: 1) with Tri-Continental Corporation distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and 4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:

1.  RiverSource Services Corporation (“RSC”), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the “Corporation”), as purchase agent, will purchase shares for Planholders except that Automatic Dividend Investment requirements are satisfied by newly issued shares. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Corporation Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to RiverSource Services Corporation, c/o Boston Financial, P.O. Box 8041, Boston, MA 02266-8041.

2.  Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the other Plans for the purchase of Tri-Continental Corporation Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

3.  Shares will be issued under the Plan in accordance with the current Prospectus, as amended from time to time.

4.  No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by written or telephone request to RSC. The shares acquired will be held in each Planholder’s account as book credits.

5.  Certificates held by a Planholder, or subsequently received, may be sent to RSC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder’s request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written or telephone request to RSC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

6.  A service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

7.  Applications for the Automatic Check Service are subject to acceptance by the Planholder’s bank and RSC. RSC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder’s check and will arrange with the Planholder’s bank to start the Service in accordance with the Planholder’s instructions. A minimum of 30 days from the date of receipt of an application by RSC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder’s account by RSC. If any check is dishonored or if the value of shares held by RSC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

If a Planholder’s check is not honored by the Planholder’s bank at any time, RSC is authorized to sell exactly enough full and fractional shares from the Planholder’s account to equal the amount of the dishonored check.

8.  A Planholder or RSC may terminate a Plan account at any time upon notice in writing before the record date of a distribution by the Corporation. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder’s request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a distribution, the distribution payment will be made in cash.

9.  In acting under this Plan, the Corporation and RSC will be liable only for willful misfeasance or gross negligence.

10.  A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to RSC. Any change relating to Automatic Dividend Investment will be effective for the distributions having a record date after the date that the change request is received by RSC.

11.  All additional shares registered in a Planholder’s name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.

an investment you can live with

INVESTMENT MANAGER

RiverSource Investments, LLC

ADMINISTRATOR

Ameriprise Financial, Inc.

TRANSFER AND

STOCKHOLDER

SERVICE AGENT AND DIVIDEND PAYING AGENT

RiverSource Service Corporation

Listed on the

New York Stock Exchange

TY

TRI-CONTINENTAL CORPORATION

(the “Corporation”)

Statement of Additional Information

May 1, 2009

200 Ameriprise Financial Center

Minneapolis, MN 55474

Toll-Free Telephone: (800) 874-1092 (in the United States) or (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “Manager”), investment manager to the RiverSource Family of Funds and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and stockholders of the Corporation having previously approved (at a special meeting held on October 7, 2008) a new investment management services agreement (the “Management Agreement”) between RiverSource Investments and the Corporation, RiverSource Investments is the new investment manager of the Corporation effective November 7, 2008.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to the Corporation’s current Prospectus, dated May 1, 2009 (the “Prospectus”), and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing or calling the Corporation at the above address or telephone numbers. The SAI, as well as the Corporation’s most recent Annual and Mid-Year Reports are also available at the Corporation’s website, www.tricontinental.com. The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

The financial statements and notes included in the Corporation’s Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you, without charge, when you request a copy of this SAI.

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds.

The Corporation is governed by a Board that meets regularly to review a wide variety of matters affecting the Corporation. Detailed information about governance of the Corporation, the Corporation’s investment manager, RiverSource Investments, and other aspects of management of the Corporation can be found by referencing the Table of Contents below.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (“SEC”).

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ADDITIONAL INVESTMENT POLICIES

The investment objectives and policies of the Corporation are set forth in the Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.

Fundamental Policies

The Corporation’s stated fundamental policies, which may not be changed without a vote of stockholders, are listed below. Within the limits of these fundamental policies, the Manager has reserved freedom of action. The Corporation:

(1)	may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Corporation provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Corporation;

(2)	may issue senior equity securities on a parity with, but not having preference or priority over, the Preferred Stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the Preferred Stock, then outstanding, shall be entitled as a preference over the Common Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(3)	may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;

(4)	may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;

(5)	does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry;

(6)	may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Corporation’s total assets;

(7)	may not purchase or sell commodities or commodity contracts; and

(8)	may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. It may lend its portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body against collateral consisting of cash or direct obligations of the United States, maintained on a current basis, so long as all such loans do not exceed 10% of the value of total assets, and it may make loans represented by repurchase agreements, as described in the Prospectus, so long as such loans do not exceed 10% of the value of total assets.

During its last three fiscal years, the Corporation did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans or lend portfolio securities.

Other Policies

Leverage. When securities are loaned, the Corporation receives from the borrower the equivalent of dividends or interest paid by the issuer of securities on loan and, at the same time, makes short-term investments with the cash collateral and retains the interest earned, after payment to the borrower or placing broker of a negotiated portion of such interest, or receives from the borrower an agreed upon rate of interest in the case of loans collateralized by direct obligations of the United States. The Corporation does not have the right to vote securities on loan, but would expect to terminate the loan and regain the right to vote if that were considered important with respect to the investment.

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Foreign Securities. In order to take advantage of opportunities that may be provided by debt instruments of foreign issuers, the Corporation may from time to time invest up to 3% of its assets in debt securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities and in related forward contracts. The Manager will determine the percentage of assets invested in securities of a particular country or denominated in a particular currency in accordance with its assessment of the relative yield and appreciation potential of such securities and the relationship of a country’s currency to the US dollar. Currently, the Corporation may invest in securities denominated in foreign currencies or US dollars of issuers located in the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. An issuer of debt securities purchased by the Corporation may be domiciled in a country other than the country in whose currency the instrument is denominated.

The Corporation’s returns on foreign currency denominated debt instruments can be adversely affected by changes in the relationship between the US dollar and foreign currencies. The Corporation may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions or portfolio positions. The Corporation will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market or through forward contracts.

Rights and Warrants. The Corporation may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Corporation’s net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York Stock Exchange or American Stock Exchange. For purposes of this restriction, warrants acquired by the Corporation in units or attached to securities may be deemed to have been purchased without cost.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (or forward contract) is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Corporation will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns.

The Corporation may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case, the contract would approximate the value of some or all of the Corporation’s portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Corporation’s portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Corporation. Under extraordinary circumstances, the Manager may enter into forward currency contracts in excess of 75% of the Corporation’s portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Corporation may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Corporation and its ability to purchase additional securities.

Except as set forth above and immediately below, the Corporation will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Corporation to deliver an amount of foreign currency in excess of the value of the Corporation’s portfolio securities or other assets denominated in that currency. The Corporation, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Corporation’s portfolio securities or other assets denominated in that currency provided the excess amount is “covered” by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Corporation will be served.

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At the maturity of a forward contract, the Corporation may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Corporation to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Corporation is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Corporation is obligated to deliver. However, the Corporation may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Corporation retains the portfolio security and engages in offsetting transactions, the Corporation will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Corporation engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Corporation’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Corporation will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Corporation will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Corporation’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Corporation is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Corporation at one rate, while offering a lesser rate of exchange should the Corporation desire to resell that currency to the dealer.

Investment income received by the Corporation from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Corporation’s assets to be invested within various countries is not known.

Options. The Manager must seek approval of the Board of Directors to invest in any option if it is of a type the Corporation has not previously utilized. Pursuant to this policy, the Board has approved the Manager’s request that the Corporation be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Corporation owns the underlying security) and covered put options (i.e., where the Corporation maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price.

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The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

In order for a purchased put option to be profitable, the market price of the underlying security must decline sufficiently below the strike price to cover the premium and transaction costs. Conversely, in order for a purchased call option to be profitable, the market price of the underlying security must increase sufficiently above the strike price to cover the premium and transaction costs. By using options in this manner, the Corporation will reduce any profit it might have otherwise realized in the underlying security by the premium paid and by transaction costs.

Options offer large amounts of leverage, which will result in the Corporation’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the Manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the Manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in the Corporation’s investment portfolio, the Corporation may incur losses that it would not otherwise incur. The use of options can also increase the Corporation’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Corporation may have difficulty closing out its position, in which case the Corporation could lose money in the event of adverse price movements.

Futures Contracts. The Corporation may utilize index futures contracts. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. The Corporation may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Corporation will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Corporation is not able to enter into an offsetting transaction, the Corporation will continue to be required to maintain the position, including the maintenance of margins, which could result in the Corporation incurring substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. The Corporation is required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Corporation at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Corporation may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made daily to and from the futures broker as the value of the futures position varies, a process known as “marking-to-market.” When the Corporation purchases or sells futures contracts, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Corporation has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a

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time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Corporation were unable to liquidate a futures contract position, it could incur substantial losses. The Corporation would continue to be subject to market risk with respect to the position. In addition, the Corporation would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The Corporation would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

Options on Futures. The Corporation may utilize options on index futures (“options on futures”). Options on futures are effectively options on the instrument that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is also risk that the Corporation may have difficulty in closing out positions in options on futures. Although the Corporation intends to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Corporation.

Options on futures held by the Corporation, to the extent not exercised, will expire and the Corporation would experience a loss to the extent of any premium paid for the option. If the Corporation were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Corporation would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

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Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors historical trends. The quantitative methodology employed by the Manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage investment companies. There can be no assurance that the methodology will enable the Corporation to achieve its objective.

Equity-Linked Securities. The Corporation may invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS typically does not benefit from all appreciation in the Underlying Equity, but generally is exposed to downside market risk. The Corporation may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Corporation may also purchase ELSs in a privately negotiated transaction with the issuer of the ELSs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”). The Corporation may or may not hold an ELS until its maturity.

Investments in ELSs subject the Corporation to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Corporation wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Corporation to acquire the ELS.

The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Corporation will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Corporation will be able to sell any ELS at such a price or at all. This may impair the Corporation’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Corporation would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Corporation bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Corporation will be unable to obtain the intended benefits of the ELS. Moreover, it may be may be difficult to obtain market quotations for purposes of valuing the Corporation’s ELSs and computing the Corporation’s net asset value.

Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the Manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.

Portfolio Turnover

The Corporation’s portfolio turnover rates for the years ended December 31, 2008 and 2007 were 111.03% and 123.02%, respectively.

DIRECTORS AND OFFICERS

Board Members and Officers

Stockholders elect a Board that oversees the Corporation’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, announced the closing of its Acquisition of Seligman. With the Acquisition completed and stockholders having previously elected (at a special meeting held on October 7, 2008) ten new directors (collectively, the “New Board Members”), the New Board Members took office on November 7, 2008. The New Board Members are Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr. (Chairman),

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Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. The New Board Members also became directors/trustees of the other funds in the Seligman funds in November 2008 and also serve as directors/trustees of the other funds in the RiverSource Family of Funds. Leroy C. Richie and John F. Maher, who were members of the Corporation’s Board prior to November 7, 2008, have continued to serve on the Board after the Acquisition, resulting in an overall increase from ten directors to 12 directors of the Corporation. Messrs. Maher and Richie also serve on the boards of the other funds in the RiverSource Family of Funds (which now includes the Corporation and the Seligman funds).

Information with respect to the members of the Board is shown below. Each member oversees 162 portfolios in the fund complex managed by RiverSource Investments, which includes 58 Seligman funds and 104 RiverSource funds, RiverSource Partners funds and Threadneedle funds. Board members serve until the next regular stockholders’ meeting or until he or she reaches the mandatory retirement age established by the Board.

Independent Board Members

Name, Address, Age	Position with Corporation and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Investment Review, Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Chair, RiverSource Funds, 1999-2006; former Governor of Minnesota	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley University; Former Dean, McCallum Graduate School of Business, Bentley University	Other funds in the RiverSource Family of Funds	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Attorney and Consultant	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Executive, Investment Review, Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; other funds in the RiverSource Family of Funds	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member and Chair of Board since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems); other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 65	Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997.	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

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Independent Board Members

Name, Address, Age	Position with Corporation and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm) since 1987; and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc., (digital imaging); Infinity, Inc. (oil and gas exploration and production); and OGE Energy Corp., (energy and energy services); other funds in the RiverSource Family of Funds	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 65	Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs); other funds in the RiverSource Family of Funds	Contracts, Distribution, Executive, Investment Review

Board Member Affiliated With RiverSource Investments*

Name, Address, Age	Position with Corporation and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 48	Board member and Vice President since November 7, 2008	President – U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. since 2005; President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2001; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; and Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc., 2001-2005	Other funds in the RiverSource Family of Funds	None

*	Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments and Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Vice President, the other officers are:

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Fund Officers

Name, Address, Age	Position with Corporation and Length of Time Served*	Principal Occupation During Last Five Years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	President since November 7, 2008	Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since November 7, 2008	Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President – Investments, Ameriprise Certificate Company since 2003; Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	Vice President since November 7, 2008	Chief Administrative Officer, RiverSource Investments, LLC since 2009; Vice President – Asset Management and Trust Company Services, RiverSource Investments, LLC, 2006-2009; Vice President – Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Scott R. Plummer 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006; Chief Counsel, RiverSource Fund Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Lawrence P. Vogel 100 Park Avenue, New York, NY 10017 Age 52	Treasurer since 2000	Vice President, Managed Assets, Investment Accounting of Ameriprise Financial, Inc. since 2009; Treasurer, Seligman Data Corp. since 2000. Senior Vice President, Investment Companies, J. & W. Seligman & Co. Incorporated, 992-2008; former Vice President of the Seligman funds

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 57	Chief Compliance Officer since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer since 2008	Chief Compliance Officer, RiverSource Investments, LLC and Kenwood Capital Management LLC since 2009; Chief Compliance Officer for each of the Seligman funds since 2004 and all funds in the RiverSource Family of Funds, Ameriprise Certificate Company, Seligman Data Corp. and RiverSource Service Corporation since 2009; Money Laundering Prevention Officer and Identity Theft Prevention Officer for each of the Seligman funds since 2008; and Managing Director, J. & W. Seligman & Co. Incorporated, and Vice-President for each of the Seligman funds, 2004-2008

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Board Committees

The Board initially approved the Management Agreement and other contracts with the Manager and its affiliates, and other service providers. The Management Agreement was also approved by Stockholders at a special meeting held on October 7, 2008. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, stockholder services, marketing, and the Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

The Board of Directors met 20 times during the year ended December 31, 2008, which includes 18 meetings by the Board as constituted prior to the Acquisition of Seligman and 2 meetings by the Board as currently constituted. As of November 7, 2008, the Board has organized the following standing committees to facilitate its work (accordingly,

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no committee meetings have been held prior to such date): Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Directors who are not “interested persons” of the Corporation as that term is defined in the 1940 Act (i.e., they are independent directors). The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chairman of the Board, acts as a point of contact between the independent Directors and the Manager between Board meetings in respect of general matters.

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chairman of the Board in relation to furthering the interests of the Corporation and other funds in the RiverSource Family of Funds and their shareholders on external matters. The members of this committee are not “interested persons” as that term is defined in the 1940 Act. The committee, which operates pursuant to a written charter, also reviews candidates for Board membership, including candidates recommended by stockholders. This committee met 11 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Corporation’s then-existing Board Operations Committee and 3 meetings by the Corporation’s the existing Director Nominating Committee, each of which performed functions similar to the Board Governance Committee, which met 1 time during the period after the Acquisition of Seligman.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of Stockholders. The committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual meeting of Stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Corporation’s stockholders must follow the procedures described in the Corporation’s Bylaws, as posted to the website www.tricontinental.com.

The committee will consider and evaluate candidates submitted by the nominating stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Corporation; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Compliance Committee. This committee supports the Corporation’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the Corporation’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Corporation’s CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Corporation’s then existing Board of Directors, which performed functions similar to the Compliance Committee, which met 1 time during the period after the Acquisition of Seligman.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the

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Corporation. It also advises the Board regarding actions taken on these contracts during the annual review process. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Corporation’s then existing Board Operations Committee, which performed functions similar to the Contracts Committee, which met 1 time during the period after the Acquisition of Seligman.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Corporation, and reports to the Board as appropriate. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Corporation’s then existing Board of Directors, which performed functions similar to the Distribution Committee, which met 1 time during the period after the Acquisition of Seligman.

Executive Committee. This committee acts for the Board between meetings of the Board. This committee did not meet during the year ended December 31, 2008.

Investment Review Committee. This committee reviews and oversees the management of the Corporation’s assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Corporation’s then existing Board of Directors, which performed functions similar to the Investment Review Committee, which met 1 time during the period after the Acquisition of Seligman.

Audit Committee. This committee oversees the accounting and financial reporting processes of the Corporation and internal controls over financial reporting and oversees the quality and integrity of the Corporation’s financial statements and independent audits as well as the Corporation’s compliance with legal and regulatory requirements relating to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Corporation’s independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of such firm. This committee operates pursuant to a written charter, a copy of which is available at the Corporation’s website, www.tricontinental.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 18, 2009, is attached to this Proxy Statement as Appendix 1. This committee met 5 times during the year ended December 31, 2008, which includes 4 meetings by the audit committee as constituted prior to the Acquisition of Seligman and 1 meeting by the Audit Committee as currently constituted.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Minneapolis, Minnesota 55402, addressed to the Board of Directors of Tri-Continental Corporation or the individual Director. All Stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Consistent with the Corporation’s policy, each member of the Board of Directors will be encouraged to attend this year’s Annual Meeting of Stockholders. Only two of the twelve current Directors were Directors at the time of the Corporation’s 2008 Annual Meeting of Stockholders, and those two Directors did not attend that Annual Meeting.

Beneficial Ownership of Shares

As of December 31, 2008, the Directors beneficially owned shares in the Corporation and the RiverSource Family of Funds (which include the Seligman funds and the Corporation) as follows:

Name	Dollar Range of Corporation Shares Owned By Director	Aggregate Dollar Range of Shares Owned by Director/Trustee in the RiverSource Family of Funds(*)
INDEPENDENT BOARD MEMBERS
Kathleen Blatz	$1-$10,000	Over $100,000
Arne H. Carlson	$1-$10,000	Over $100,000
Pamela G. Carlton	$1-$10,000	$50,001-$100,000
Patricia M. Flynn	$1-$10,000	Over $100,000
Anne P. Jones	$1-$10,000	Over $100,000
Jeffrey Laikind	$1-$10,000	Over $100,000

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Stephen R. Lewis, Jr.	$1-$10,000	Over $100,000
John F. Maher	$10,001-$50,000	Over $100,000
Catherine James Paglia	$1-$10,000	Over $100,000
Leroy C. Richie	Over $100,000	Over $100,000
Alison Taunton-Rigby	$1-$10,000	Over $100,000

AFFILIATE BOARD MEMBERS
William F. Truscott	$1-$10,000	Over $100,000

*	Total includes deferred compensation invested in share equivalents.

Compensation Table

The New Board Members became Directors of the Corporation and substantially all of the Seligman-branded funds effective November 7, 2008 at the completion of RiverSource Investments’ Acquisition of Seligman. For the year ended December 31, 2008, any compensation received by the New Board Members from the Corporation (and other Seligman-branded funds) would relate to the period of November 7, 2008 through December 31, 2008. Only Messrs. Maher and Richie were Directors of the Corporation (and other Seligman-branded funds) during the entire year ended December 31, 2008. Messrs. Maher and Richie became directors of the other funds in the RiverSource Family of Funds on December 10, 2008 and November 12, 2008, respectively. Total Directors’ fees paid by the Corporation to the current independent Directors for the year ended December 31, 2008 were as follows (this amount does not reflect fees paid to former directors who resigned in the fourth quarter of 2008):

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Name	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Total compensation from Corporation and RiverSource Family of Funds Paid to Directors (1)
Kathleen Blatz	$574	N/A	$177,500
Arne H. Carlson	574	N/A	180,000
Pamela G. Carlton	527	N/A	165,000
Patricia M. Flynn (2)	290	N/A	167,500
Anne P. Jones	574	N/A	177,500
Jeffrey Laikind	526	N/A	165,000
Stephen R. Lewis, Jr. (2)	948	N/A	400,000
John F. Maher (2)	17,196	N/A	89,450
Catherine James Paglia (2)	57	N/A	170,000
Leroy C. Richie	19,356	N/A	116,366
Alison Taunton-Rigby	526	N/A	167,500

(1)	At December 31, 2008, the Directors had oversight responsibilities for 163 investment companies, including the Corporation.
(2)	Ms. Flynn, Mr. Lewis, Mr. Maher and Ms. Paglia elected to defer a portion of the total compensation payable during the period in the amount of $82,208, $60,000, $76,533 and $166,667, respectively.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chairman of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chairman, the independent Board members take into account, among other things, the Chairman’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Corporation’s CCO, counsel to the independent Board members, and the Corporation’s service providers) which result in a significantly greater time commitment required of the Chairman. The Chairman’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and subcommittee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairman will receive total annual cash compensation of $400,000. The fees payable to the Chairman as well as the other fees described above that are payable to the other independent directors are the aggregate fees paid by all of the funds in the RiverSource Family of Funds, including the Corporation.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource Family of Funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Corporation’s assets and liabilities.

Code of Ethics

The funds in the RiverSource Family of Funds (which includes the Corporation and the Seligman mutual funds), RiverSource Investments, and the distributor, have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s

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access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A copy of the Code of Ethics is on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. A copy of the Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policies

General Guidelines, Policies and Procedures

The funds in the RiverSource Family of Funds, which includes the Corporation, uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

General Guidelines

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote

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against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

Policies and Procedures

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The Manager makes the recommendation in writing. The process requires that Board members who are independent from the Manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the

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securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

MANAGEMENT OF THE CORPORATION

The Manager

With the completion of the Acquisition of Seligman by RiverSourcce Investments and with stockholders having previously approved (at a special meeting held on October 7, 2008) the Management Agreement, RiverSource Investments is the new investment manager of the Corporation effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the RiverSource Family of Funds, which includes the “RiverSource” funds, “RiverSource Partners” funds, “Threadneedle” funds and the “Seligman” funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Corporation pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The fee paid to RiverSource Investments is equal to an annual rate of 0.40% of the Corporation’s daily net assets. As of the date of this SAI, Ameriprise Financial provides administrative services to the Corporation at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table in the prospectus. Effective in the second half of 2009, Ameriprise Financial will charge the Corporation a fee for its services (which would be reflected in the Corporation's "Other Expenses" in the fee such table). There will be no net impact to the fees that the Corporation will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Corporation.

When effective, the Corporation will pay investment management fees of 0.355% of the Corporation's average daily net assets and administrative service fees as follows (also a percentage of the Corporation's average daily net assets):

	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
	0 - 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 or more
Tri-Continental Corporation	0.060%	0.055%	0.050%	0.040%	0.030%

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For the years ended December 31, 2008, 2007 and 2006, the management fee paid, which was calculated based on a formula that is no longer applicable, amounted to $7,746,821, $11,197,584 and $10,398,110, respectively, which was equivalent to an annual rate of 0.42%, 0.41% and 0.41%, respectively, of the average daily net assets of the Corporation.

PORTFOLIO MANAGERS

The following table sets forth certain additional information from that discussed in the Prospectus with respect to the portfolio managers of the Corporation. Unless noted otherwise, all information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers, the number of accounts managed (other than the Corporation) and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the portfolio managers only those accounts that have an advisory fee based on the performance of the account. For the purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

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Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dimitris J. Bertsimas	30 Registered Investment Companies with approximately $9.9 billion in total assets under management.	1 Other Pooled Investment Vehicle with approximately $9.8 million in total assets under management.	15 Other Accounts with approximately $2.8 billion in total assets under management.

Gina K. Mourtzinou	9 Registered Investment Companies with approximately $4.3 billion in net assets under management.	0 Other Pooled Investment Vehicles.	5 Other Accounts with approximately $93.1 million in total assets under management.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dimitris J. Bertsimas	9 Registered Investment Companies with $7.5 billion in total assets under management.	0 Other Pooled Investment Vehicles.	0 Other Accounts.

Gina K. Mourtzinou	6 Registered Investment Companies with approximately $3.3 billion in total assets under management.	0 Other Pooled Investment Vehicles.	0 Other Accounts.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio manager’s management of the Corporation’s investments and investments in other accounts.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Corporation, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the Manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Corporation and may

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include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

Securities Ownership. As of December 31, 2008, neither Mr. Bertsimas nor Ms. Mourtzinou owned shares of the Corporation.

HOLDINGS OF PREFERRED STOCK, COMMON STOCK AND WARRANTS

As of March 31, 2009, holders of record of Preferred Stock totaled 251; holders of record of Common Stock totaled 22,259; and holders of record of Warrants totaled 77.

Control Persons

As of March 31, 2009, there was no person or persons who controlled the Corporation, either through a significant ownership of shares or any other means of control.

Principal Holders

As of March 31, 2009 (unless otherwise noted), the principal holders owned of record 5% or more of the outstanding equity securities of the Corporation as follows:

Name and Address	Security	Percentage of Shares Held
Cede & Co., Depository Trust/Central Delivery, 55 Water Street, New York, NY 10041	Common Stock	47.36%
Cede & Co., Depository Trust/Central Delivery, 55 Water Street, New York, NY 10041	Preferred Stock	87.43%
Cede & Co., Depository Trust/Central Delivery, 55 Water Street, New York, NY 10041	Warrants	60.85%
Treasurer State of Illinois Unclaimed Property Division, PO Box 19495, Springfield, IL 62794	Warrants	7.33%

Management Ownership

As of March 31, 2009, the Directors and officers of the Corporation, as a group, owned less than 1% of the Corporation’s Common Stock. As of the same date, the Directors or officers of the Corporation did not own any of the Corporation’s Preferred Stock or Warrants.

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SECURITIES TRANSACTIONS

Subject to policies set by the Board, as well as the terms of the Management Agreements, the investment manager is authorized to determine, consistent with the Corporation's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

The Corporation and the investment manager has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Corporation.

The Corporation’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions. On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the Corporation, the investment manager may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the funds in the RiverSource Family of Funds, which includes the Corporation even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

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As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager may use step-out transactions. A “step-out” is an arrangement in which the investment manager executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager and the Corporation.

However, the investment manager has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When the Corporation buys or sells the same security as another portfolio, fund, or account, the investment manager carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the Corporation. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the Corporation.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis, Los Angeles and New York Offices offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including the Corporation to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis, Los Angeles and New York, it operates in this structure subject to its duty to seek best execution.

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the Corporation will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Corporation and (ii) the affiliate charges the Corporation commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Management Agreement.

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Commissions

Total brokerage commissions (not including any spreads on principal transactions on a net basis) paid by the Corporation during the years ended December 31, 2008, 2007 and 2006 were $4,245,043, $8,159,908 and $9,391,786, respectively. Commissions decreased in 2008 as compared with 2007 and 2006 as a result of, among other factors, decreases in portfolio turnover.

Regular Broker-Dealers

During the year ended December 31, 2008, the Corporation acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. At December 31, 2008, the Corporation held securities of Citigroup Inc., with an aggregate value of $17,562,707; and held securities of JPMorgan Chase & Co. with an aggregate value of $31,762,786.

FINANCIAL STATEMENTS

The Corporation’s financial statements for the year ended December 31, 2008 are incorporated into this SAI by reference to the 2008 Annual Report to Stockholders of the Corporation, filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder. The 2008 Annual Report contains schedules of the Corporation’s portfolio investments as of December 31, 2008 and certain other financial information as of this date. The Corporation will furnish, without charge, a copy of such Annual Report, which includes the Report of Independent Registered Public Accounting Firm, to any person who requests a copy of the SAI.

The financial information of the Corporation included in the Prospectus under the caption “Financial Highlights” and the financial statements that are incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the reports of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, given upon their authority as experts in auditing and accounting. Effective March 18, 2009, Ernst  & Young LLP serves as the Corporation’s independent auditors.

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendant’s motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary of judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Board of Directors/Trustees.

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In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (“Seligman”), Seligman Advisors, Inc. (now know as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

CUSTODIAN, TRANSFER AGENT AND STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING

AGENT AND EXPERTS

Custodian. As of the date hereof, State Street Bank and Trust Company (SSBT), serves as custodian for the Corporation’s portfolio securities and is located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The Corporation expects to terminate its relationship with SSBT and to hire JPMorgan Chase, N.A., located at 1 Chase Manhattan Plaza, New York, NY 10005, to serve as custodian in the near future. Currently, SSBT also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Corporation.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman funds, as well as the other funds in the RiverSource Family of Funds. These services include administrative, accounting, treasury, and other services.

Board Services Corporation. The Corporation has an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds in the RiverSource Family of Funds, which includes the Corporation, for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

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Transfer and Stockholder Service Agent and Dividend Paying Agent. Seligman Data Corp., will serve as transfer and stockholder service agent to the Corporation through on or about June 12, 2009, and is located at 100 Park Avenue, New York, New York 10017. In connection with the termination of the relationship between SDC and the Corporation, as approved by the Corporation’s Board, effective on or about June 13, 2009, RiverSource Service Corporation will serve as the Corporation’s transfer and stockholder service agent and dividend paying agent. RSC, located at 734 Ameriprise Financial Center, Minneapolis, MN 55474, performs certain recordkeeping functions for the Corporation, maintains the records of stockholder accounts and furnishes dividend paying, redemption and related services.

Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP, 220 S. 6th Street #1400, Minneapolis, MN 55402, serves as the Independent Registered Public Accounting Firm for the Corporation and in such capacity audits the Corporation’s annual financial statements and financial highlights.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Tri-Continental Corporation:

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the portfolios of investments, and the statements of capital stock and surplus of Tri-Continental Corporation as of December 31 for each of the ten years in the period ended December 31, 2008, and the related statements of operations and of changes in net investment assets, and the financial highlights for each of the years then ended (none of which are presented herein); and we expressed unqualified opinions on those financial statements. In our opinion, the information appearing on page 9 of the Prospectus, under the caption “Senior Securities—$2.50 Cumulative Preferred Stock”, for each of the ten years in the period ended December 31, 2008, is fairly stated in all material respects in relation to the financial statements from which it has been derived.

Deloitte & Touche LLP

New York, New York

February 27, 2009

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